Exhibit 99.3
To All Employees of People’s Bank:

I am excited to share the news we signed a definitive agreement to merge with Northrim BanCorp, Inc. (“Northrim”) earlier today. This announcement is the culmination of many months of careful consideration, due diligence and analysis by the Board of Directors and executive team of People’s Bank.

Northrim Bank is headquartered in Anchorage, Alaska and their current branch footprint is within the state of Alaska. This merger will extend their bank presence to the “Lower 48”. Northrim has approximately $3.4 billion in assets, which is roughly four times the size of People’s Bank. On a combined basis we will be a part of a larger banking organization with greater resources which are beneficial in today’s competitive banking environment.
Northrim anticipates keeping all branch locations of People’s Bank and retaining the majority of our employees. Our executive team has spent considerable time with the Northrim executives, and we believe Northrim will be a great fit for People’s Bank. Our two companies share a conservative banking culture, similar business mix and shared focus on serving customers and contributing to our communities. Further, there will be greater opportunities for our employees to have career advancement in this larger organization in the future.
A unique aspect to this partnership is that Northrim has a Specialty Finance division that includes factoring. They are very excited about being able to enhance their factoring offerings with our Steelhead division.
It is important that you know this merger has not been completed yet and there are several steps required before we can close the transaction, including the shareholder approvals and approvals from the banking regulators. This process will take several months and we will keep you updated as we make progress to complete the merger. Until the merger is closed, we will continue to operate as an independent company.
I know many of you will have questions which we’ve attempted to address below in the FAQ section. In addition, Northrim’s President & CEO along with myself will be on-site to visit our branches in the coming days to make introductions and respond to questions. If you have any questions that remain unanswered, please feel free to contact myself, Katie Ameral, or one of the executives. Lastly, if you receive questions from the media or shareholders, please refer those directly to a member of the executive team.
This is a new chapter for People’s Bank. Thank you for all your hard work, dedication and continued support as we take this exciting new step. Sincerely,

Julia Beattie
President & CEO

Caution Regarding Forward-Looking Statements
This communication relating to the proposed all-stock merger (the “merger”) by which Northrim BanCorp, Inc. (“Northrim”) will acquire PBCO Financial Corporation (“PBCO”) pursuant to an Agreement and Plan of Merger dated July 22, 2026 (the “merger agreement”) contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act. Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: (1) the required regulatory approvals, the Northrim and PBCO shareholder approvals, satisfaction of other closing conditions, integration of PBCO with Northrim, and anticipated benefits of the merger may not be achieved or may be more difficult, time-consuming or costly than expected; (2) customer and employee relationships and business operations may be disrupted, or challenging to maintain; (3) the merger may not occur when expected; and (4) management’s attention may be diverted; as well as the risks described in Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 and Northrim’s other filings with the SEC. Except as required by law, Northrim is not obligated to update any forward-looking statement as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
Northrim will file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Northrim and PBCO and that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders. Before making any voting decision, the shareholders of each of Northrim and PBCO are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the merger agreement and the merger. When filed, this document and other documents filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This communication does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Northrim and PBCO in connection with the proposed merger. Information about the directors and executive officers of PBCO and Northrim will be included in the joint proxy statement/prospectus filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by Northrim’s directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Frequently Asked Questions for PBOC Employees

Q: What is happening between People’s Bank and Northrim Bank?
Both parties have entered into a definitive agreement as of July 22, 2026, for Northrim Bancorp, Inc., the holding company of Northrim Bank, to acquire PBCO Financial Corporation, the holding company of People’s Bank. People’s Bank and Northrim Bank are merging to create a stronger and better community bank for you. Joining with Northrim is expected to enhance our current product offering to People’s Bank customers, employees and shareholders. In addition, the merger of both banks will provide added convenience, enhanced products and services, and higher lending limits to customers.

Q Why now, why did People’s Bank decide to pursue this?
The banking industry requires greater size and scale to remain competitive and continue making the necessary investments in people and technology. In addition, we need to keep growing the bank to achieve attractive returns for our shareholders. These factors, and several others, were recognized by the PBCO Board. Further, People’s Bank has had strong financial performance over the years, which puts us in a position of strength to make a strategic decision to merge with a bank of the caliber of Northrim. We believe this strategic move will benefit all four of our stakeholder groups: employees, customers, communities and shareholders.

Q: When will the acquisition be complete?
Timing for completing the merger will depend on many factors, including the approval of shareholders and approval by the banking regulators. Entering into a definitive agreement with Northrim is just the first step in the process and follows a period of several months of confidential due diligence. The goal is to merge as soon as November 2026, or in the first quarter of 2027. Once the transaction is complete and People’s Bank has merged with Northrim Bank, People’s Bank will continue to operate under the People’s Bank name until all systems and operations are fully integrated into Northrim Bank, which is scheduled to occur late in 2027.

Q: What should I know about Northrim Bank?
Northrim Bank is an Alaska-based community bank established in 1990 and today is a public company with common stock trading on the Nasdaq (ticker: NRIM). As of June 30, 2026, Northrim Bank had approximately $3.4 billion in assets, 21 branch locations in Alaska and approximately 500 employees. Northrim Bank has two wholly owned operating subsidiaries, Sallyport Commercial Finance, LLC which performs factoring and asset based lending, and Residential Mortgage, LLC, a regional home mortgage company, with operations also in the Pacific Northwest and Arizona.

Q: How are People’s Bank and Northrim Bank alike?
This is an excellent opportunity to combine two well-respected community banks that share a deep commitment to our customers and local communities. We both maintain similar core values of relationship banking, local expertise and customer first service. This merger is intended to allow us to invest more in our people, technology, customer experience, and community organizations, while preserving the personalized service and local decision-making that have defined our two banks for decades.

Q: Will People’s Bank change its name to Northrim Bank?
Yes, after the full integration of People’s Bank and Northrim Bank operations has occurred. This will be reflected in our branding and signage. Our Steelhead operation will retain its name and become part of Northrim’s Specialty Finance division.

Q: How will People’s Bank accounts and systems be integrated into Northrim?
The integration of different systems will occur gradually over time, but the primary conversion, our CSI Core, is expected to take place sometime in late 2027. Our teams will work closely with each other to ensure that all accounts and systems integration are done as smoothly as possible.

Q: What will happen to People’s Bank branches?
There will be no immediate effect on People’s Bank branch locations. After the full integration of People’s Bank and Northrim Bank operations has occurred, these locations will become Northrim Bank branches.

Q: What will happen to the People’s Bank employees?
Most People’s Bank employees and reporting structure will remain unchanged. People’s Bank employees will be essential in creating a smooth transition during the merger and Northrim Bank is looking forward to welcoming these employees to the combined company.

Staffing needs are currently being evaluated for the combined organization. There is no geographic overlap with Northrim, since all their current branches are in Alaska. It is important for Northrim to retain the employees of People’s Bank, so we can continue running a successful banking operation, serve our customers and continue to grow. We will make our best effort to provide more detail on employee retention and communicate to all employees within the next 30 to 45 days. Employees that will not be staying with the bank after the transition will be assisted in finding other employment.

Q: Will there be employee layoffs?
There may be areas of duplication which will result in certain employees that are not offered a job with the combined company. However, some of these people may be retained for a period of time after the merger is completed.

For any employee of People’s Bank that is not retained by Northrim, they will be offered a severance payment and job placement assistance provided by our HR Director Katie Ameral.

For now, there are no changes to anyone’s job, and it is business as usual through completion of the merger. Again, we will make our best effort to provide more details to all employees within the next 30 to 45 days.

Q: Who will determine which employees will be laid off?
People’s Bank’s management team will work closely with the Northrim management team to ensure those retained have the most appropriate skill set.

Q: Will there be severance paid for any employees that are not retained?
Yes. Any employee who is not continuing with Northrim will receive severance benefits equal to two (2) weeks of salary per full year of service, with a minimum severance benefit of four (4) weeks and maximum severance benefit of twenty-six (26) weeks. Contact Katie Ameral for assistance in determining your years of service.

Q: What will happen to my medical, dental and vision plans?
At minimum, you will continue with your People’s Bank health benefit offerings until the merger is completed. A transition to Northrim plans is expected to occur within 6 to 12 months after the merger. We will provide more information on the Northrim Benefit Plans summary within the next 30 days.

Q: Do we receive employee 401(k) or retirement benefits at Northrim?
Employees of People’s Bank will be eligible to participate in the Northrim plans for employee benefits and receive credit for years of service with People’s Bank for vesting purposes. The Northrim 401(k) plan includes an employer match of 100% for up to 6% of eligible compensation (vs 3% safe harbor match at People’s Bank).

Q: Does Northrim use PTO or vacation and sick leave?
Northrim has policies governing both PTO and sick leave, which will be included in the Northrim Benefits Plan summary.

Q: How will I be paid as an employee of Northrim Bank?
Northrim follows a bi-weekly payroll schedule. Northrim uses ADP payroll system, and employees of People’s Bank will transition to the Northrim system after the merger is completed.

Q: What will happen to the executive team of People’s Bank?

Certain members of the executive team at People’s will continue as employees of Northrim after the merger is completed. Julia Beattie will continue to lead the Oregon banking operation under Northrim.

Q: Will any members of the PBCO board of directors join the Northrim board?
Yes, there will be one member from our board that will join the Northrim board of directors. That person will be mutually agreed upon by existing directors of both boards.

Q: How will this impact the communities we serve in Oregon? Will Northrim continue to support local organizations and invest in our communities?
Northrim and People’s Bank share a similar approach to community involvement. Northrim management has indicated they will likely increase investments in the communities we serve.

Q: What should we do if contacted by a news reporter or member of the press?
Please refer any press inquiries to a member of the executive team.

Q: What should we say to customers, friends or family members asking about the merger?
Please refer to the External FAQ. Customers will receive more detailed information in the mail and via updates posted on our website in the coming months to ensure they are fully informed.

Q: Where can I go if I have questions or would like to learn more?
Please contact Julia Beattie or any member of the executive team at People’s Bank.

Q: Northrim Bank branches are open on Saturdays. Does that mean we will start being open on Saturdays?
There are no plans to change any of the branch hours.

Q: How soon will we see an organizational chart to know who I will report to?
We will make our best effort to provide organizational charts to all employees within the next 30 to 45 days.

Q: Will there be new opportunities or roles created with Northrim’s acquisition of People’s Bank?
While the merger is not creating new roles, it will create greater visibility into career opportunities as employees will now have access to open positions across both the Oregon and Alaska markets, as well as potential opportunities with our subsidiaries Residential Mortgage and Sallyport Commercial Finance.

Q: Will my salary change?

No salaries will be changed as a result of the merger.

Q: What happens to our bonus/incentive plan?
People’s Bank employees will stay under their current bonus/incentive plan for 2026. After the merger, employees will be included in the Northrim Bank Profit Share Plan.

Q: We have just rolled out a redesigned corporate culture. Will we be able to keep that? Northrim and People’s Bank share similar corporate culture values and will remain aligned as a combined company. There may be small changes once Northrim branding is implemented.
Caution Regarding Forward-Looking Statements
This communication relating to the proposed all-stock merger (the “merger”) by which Northrim BanCorp, Inc. (“Northrim”) will acquire PBCO Financial Corporation (“PBCO”) pursuant to an Agreement and Plan of Merger dated July 22, 2026 (the “merger agreement”) contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act. Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: (1) the required regulatory approvals, the Northrim and PBCO shareholder approvals, satisfaction of other closing conditions, integration of PBCO with Northrim, and anticipated benefits of the merger may not be achieved or may be more difficult, time-consuming or costly than expected; (2) customer and employee relationships and business operations may be disrupted, or challenging to maintain; (3) the merger may not occur when expected; and (4) management’s attention may be diverted; as well as the risks described in Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 and Northrim’s other filings with the SEC. Except as required by law, Northrim is not obligated to update any forward-looking statement as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
Northrim will file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Northrim and PBCO and that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders. Before making any voting decision, the shareholders of each of Northrim and PBCO are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the merger agreement and the merger. When filed, this document and other documents filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This communication does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Northrim and PBCO in connection with the proposed merger. Information about the directors and executive officers of PBCO and Northrim will be included in the joint proxy statement/prospectus filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by Northrim’s directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”